Exhibit 1

AGREEMENT
JOINT FILING OF SCHEDULE 13D

 The undersigned hereby agree to jointly prepare and file with regulatory authorities this Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of the Issuer, and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: October 21, 2021

JSS LTF Holdings Ltd

By:	Colwood Investment Holding Inc.

By:	/s/ Israel Borba
Name:	Israel Borba
Title:	Authorized Person

/s/ Jose Bouzas
Name:	Jose Bouzas
Title:	Authorized Person

Colwood Investment Holding Inc.

By:	/s/ Jose Bouzas
Name:	Jose Bouzas
Title:	Director

/s/ Israel Borba
Name:	Israel Borba
Title:	Director

JSS Private Equity Investments Fund SCA SICAV-RAIF-JSS Private Investments Fund I

By:	JSS Private Equity Investments Fund GP S.a.r.l, as its managing general partner

By:	/s/ Ronnie Neefs
Name:	Ronnie Neefs
Title:	Director

/s/ Robert Hamidou
Name:	Robert Hamidou
Title:	Authorized Signatory

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JSS Private Equity Investments Fund GP S.a.r.l

By:	/s/ Ronnie Neefs
Name:	Ronnie Neefs
Title:	Director

/s/ Robert Hamidou
Name:	Robert Hamidou
Title:	Authorized Signatory

J. Safra Sarasin Fund Management (Luxembourg) S.A.

By:	/s/ Ronnie Neefs
Name:	Ronnie Neefs
Title:	Conducting Officer

/s/ Robert Hamidou
Name:	Robert Hamidou
Title:	Authorized Signatory

J. Safra Sarasin Asset Management (Europe) Limited

By:	/s/ Abigail Carroll
Name:	Abigail Carroll
Title:	Director

/s/ Adam Chaplin
Name:	Adam Chaplin
Title:	Chief Operating Officer

J. Safra Sarasin Holding AG

By:	/s/ Stephane Astruc
Name:	Stephane Astruc
Title:	Authorized Signatory

/s/ Salomon Sebban
Name:	Salomon Sebban
Title:	Authorized Signatory

J. Safra Holdings International (Luxembourg) S.A.

By:	/s/ Gonzalo Pintos
Name:	Gonzalo Pintos
Title:	Director

/s/ Pascoal Bruno
Name:	Pascoal Bruno
Title:	Director

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J. Safra Holdings Luxembourg S.a.r.l.

By:	/s/ Gonzalo Pintos
Name:	Gonzalo Pintos
Title:	Manager

/s/ Pascoal Bruno
Name:	Pascoal Bruno
Title:	Manager

JS International Holdings Limited

By:	/s/ Jose Bouzas
Name:	Jose Bouzas
Title:	Director

/s/ Israel Borba
Name:	Israel Borba
Title:	Director

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